EX-99.CERT 11(b)

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and 18 U.S.C. ss.1350, and accompanies the report on Form N-CSR for the period ended December 31, 2008 of Delafield Fund, Inc. (the "Company").

Each of the undersigned officers of the Company hereby certify that, to the best of such officer's knowledge:

          (i) the Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

          (ii) the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: March 5, 2009

                                       /s/ Michael P. Lydon
                                           ------------------------------
                                           Michael P. Lydon
                                           Principal Executive Officer

Date: March 5, 2009
                                      /s/ Joseph Jerkovich
                                        ------------------------------
                                        Joseph Jerkovich
                                        Treasurer and Assistant Secretary